Exhibit 1

                            AGREEMENT OF JOINT FILING

      Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, $.001 par value per share, of Auto Data Network, Inc., a Delaware corporation.

Dated: as of July 24, 2006             WYNNEFIELD PARTNERS SMALL CAP VALUE,
                                       L.P.

                                         By: Wynnefield Capital Management, LLC,
                                             General Partner

                                             By:  /s/ Nelson Obus
                                                 -------------------------------
                                                 Nelson Obus, Co-Managing Member

                                       WYNNEFIELD PARTNERS SMALL CAP VALUE,
                                       L.P. I

                                       By: Wynnefield Capital Management, LLC,
                                           General Partner

                                           By:  /s/ Nelson Obus
                                                --------------------------------
                                                Nelson Obus, Co-Managing Member

                                       WYNNEFIELD SMALL CAP VALUE OFFSHORE
                                       FUND, LTD.

                                       By:  Wynnefield Capital, Inc.

                                            By:  /s/ Nelson Obus
                                                --------------------------------
                                                Nelson Obus, President

                                       WYNNEFIELD CAPITAL MANAGEMENT, LLC

                                            By:  /s/ Nelson Obus
                                                --------------------------------
                                                Nelson Obus, Co-Managing Member

                                       WYNNEFIELD CAPITAL, INC.

                                            By:  /s/ Nelson Obus
                                                --------------------------------
                                                Nelson Obus, President